                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 12, 2005

                            COHESANT TECHOLOGIES INC.
             (Exact name of registrant as specified in its charger)

                                     1-13484
                            (Commission File Number)

        Delaware                                         34-1775913
(State of Incorporation)                    (I.R.S. Employer Identification No.)
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                         5845 W. 82nd Street, Suite 102
                           Indianapolis, Indiana 46278
                    (Address of principal executive offices)

                                 (317) 871-7611
                        (Registrant's telephone number)

ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 12, 2005, Cohesant Infrastructure Protection and Renewal of
Canada Ltd., a Canadian federal company, 0728487 BC Ltd., a British Columbia corporation, and Cohesant Infrastructure Protection and Renewal LLC, a Delaware limited liability company (collectively, the "Purchasers") completed the purchase of substantially all of the assets of 4279 Investments Ltd., a British
Columbia corporation, and its subsidiaries, Curaflo Technologies Inc., a Canadian federal company, Curalease Ltd., a British Columbia corporation,
Curaflo Technologies (Canada) Inc., a British Columbia corporation, CuraFlo of
BC Inc. (dba West Coast Pipe Restoration Ltd.), a British Columbia corporation,
Curaflo Technologies (USA) Inc., a Nevada corporation, and Curaflo of the
Silicon Valley, Inc., a California corporation (collectively "Sellers"). The
Purchasers also assumed certain of the liabilities of Sellers. Each of the Purchasers is a wholly-owned subsidiary of Cohesant Technologies Inc., a Delaware corporation ("Cohesant"). The transaction was completed pursuant to an Asset Purchase Agreement, dated August 12, 2005. The purchase price for the assets consisted of $4,104,000 cash and 461,124 shares of non-registered common stock of Cohesant, par value $.001 (the "Cohesant Stock"). A portion of the purchase price was deposited into an escrow account to secure customary indemnity and other obligations of Sellers that may arise post-closing.

     A copy of the Asset Purchase Agreement and the press release announcing the acquisition are attached hereto as Exhibits 2.1 and 99.1, respectively.

ITEM 2.01: COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     The information disclosed under Item 1.01 of this Current Report on Form
8-K with respect to the consummation of Purchasers' acquisition of the Assets pursuant to the Asset Purchase Agreement is incorporated into this Item 2.01 in its entirety

ITEM 3:02: UNREGISTERED SALES OF EQUITY SECURITIES

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     The information disclosed under Item 1.01 of this Current Report on Form
8-K with respect to the Company's unregistered issuance of 461,124 shares of
Cohesant Stock pursuant to the Asset Purchase Agreement is incorporated into this Item 3.02 in its entirety. The Company is relying on the exemptions from registration provided pursuant to Section 4(2) of the Securities Act of 1933, as amended, Regulation D promulgated thereunder, and Multilateral Instrument 45-103
(Canada).

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

     It is impracticable to provide the required financial statements of the business acquired by Purchasers at the time of filing this Current Report on Form 8-K. The required financial statements will be filed as soon as practicable, but not later than 71 days, after the date that this Current Report on Form 8-K must be filed.

     (b) Pro Forma Financial Information.

     It is impracticable to provide the required pro forma financial statements with respect to the acquisition of the assets of Sellers at the time of filing this Current Report on Form 8-K. The required financial statements will be filed as soon as practicable, but not later than 71 days after the date that this Current Report on Form 8-K must be filed.

     (c) Exhibits.

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
     Exhibit   Description
     -------   -----------
        2.1    Asset Purchase Agreement
       99.1    Press Release dated August 15, 2005.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COHESANT TECHNOLOGIES INC.
                                        (Registrant)


Dated: August 16, 2005                  By: /s/ Robert W. Pawlak
                                            ------------------------------------
                                            Robert W. Pawlak,
                                            Chief Financial Officer


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